UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 27, 2024
WERNER ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Nebraska			0-14690	47-0648386
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

14507 Frontier Road
Post Office Box 45308
Omaha	,	Nebraska		68145-0308
(Address of principal executive offices)				(Zip Code)
(402) 895-6640
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR40.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WERN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Resignation of Director

As previously reported, Werner Enterprises, Inc. (the “Company”) filed a Current Report on Form 8-K dated February 27, 2024, with the Securities and Exchange Commission on March 1, 2024 (the "Original Report"), reporting the resignation of Vikram Mansharamani, Ph.D. as a director from the Company’s Board of Directors.

The Company provided a copy of the Original Report to Dr. Mansharamani, and in response to such filing, Dr. Mansharamani submitted a letter dated March 5, 2024, to Derek Leathers, CEO and Chairman, Nathan Meisgeier, President and Chief Legal Officer, and the independent members of the Board of Directors of the Company. The Company strongly disagrees with the contentions set forth in Dr. Mansharamani’s letter and has no reason to comment further.

A copy of Dr. Mansharamani’s March 5, 2024 letter is included as Exhibit 17.2 to this Form 8-K/A.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

    (d)    Exhibits.

17.1*	Letter dated February 27, 2024, from Vikram Mansharamani, Ph.D. addressed to Derek Leathers, CEO and Chairman of the Board of Werner Enterprises, Inc.
17.2	Letter dated March 5, 2024, from Vikram Mansharamani, Ph.D. addressed to Derek Leathers, CEO and Chairman of the Board of Werner Enterprises, Inc.
101	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

*Filed as an exhibit to the Original Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WERNER ENTERPRISES, INC.

Date: March 7, 2024	By:	/s/ Christopher D. Wikoff
Christopher D. Wikoff
Executive Vice President, Treasurer and Chief Financial Officer

Date: March 7, 2024	By:	/s/ James L. Johnson
James L. Johnson
Executive Vice President and Chief Accounting Officer